EXHIBIT 1.01

Mattel, Inc.

Conflict Minerals Report

For the Year Ended December 31, 2021

This Conflict Minerals Report (the “Report”) for the year ended December 31, 2021 is presented to comply with Rule 13p-1 under the Securities Exchange Act of 1934, as amended (the “Rule”). As used in this Report, “3TGs” or “Conflict Minerals” means tin, tantalum, tungsten, and gold, and “Covered Countries” means the Democratic Republic of the Congo and adjoining countries.

Throughout this Report, “Mattel” or the “Company” refers to Mattel, Inc. and/or one or more of its subsidiaries, as applicable.

I.	Introduction

Products Covered by This Report

Pursuant to the Rule, Mattel undertook due diligence measures on the source and chain of custody of the necessary Conflict Minerals in the products it manufactured or contracted to be manufactured for the period covered by this Report that the Company had reason to believe may have originated in the Covered Countries and may not have come from recycled or scrap sources. For the period covered by this Report, these are products in the following categories:

•	Dolls, which includes brands such as Barbie, Monster High, American Girl, Polly Pocket, Spirit (Universal), and Enchantimals.

•	Infant/Toddler/Preschool, which includes brands such as Fisher-Price and Thomas & Friends, Power Wheels, and Fireman Sam.

•	Vehicles, which includes brands such as Hot Wheels Monster Trucks and Hot Wheels Mario Kart (Nintendo), Matchbox, and CARS (Disney Pixar).

•	Action Figures, Building Sets, Games, and Other, which includes brands such as Masters of the Universe, MEGA, UNO, Lightyear (Disney Pixar), Jurassic World (NBCUniversal), WWE, and Star Wars (Disney).

Reasonable Country of Origin Inquiry

Mattel conducted in good faith a reasonable country of origin inquiry (the “RCOI”) regarding the necessary Conflict Minerals used in the Company’s products. The RCOI was reasonably designed to determine whether any of the necessary Conflict Minerals used in the Company’s products originated in the Covered Countries and whether any of these Conflict Minerals may be from recycled or scrap sources. Based on the RCOI, Mattel was unable to determine that such Conflict Minerals did not originate from the Covered Countries or are not from recycled or scrap sources and, as a result, the Company conducted additional due diligence on the source and chain of custody of such Conflict Minerals.

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II.	Due Diligence

The design of Mattel’s Conflict Minerals program is intended to conform, in all material respects, to the Organisation for Economic Co-operation and Development’s (the “OECD”) Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas and related Supplements on Tin, Tantalum, and Tungsten and on Gold (the “OECD Guidance”). In accordance with the OECD Guidance, Mattel took the following measures as part of its due diligence process:

Step One: Establish Strong Company Management Systems

Mattel has adopted a public Conflict Minerals Position Statement, which sets forth, among other things, its policy of supporting responsible sourcing of 3TGs, its approach to supplier engagement, and its policies for addressing identified supply chain risks. The complete Conflict Minerals Position Statement is publicly available at https://corporate.mattel.com/content/dam/corp-site/responsible-supply-chain/Commitment%20to%20Responsible%20Sourcing.pdf. The Company makes available to its employees a confidential hotline that allows employees to report violations of Mattel’s policies or illegal or unethical behavior, including violations pertaining to the Conflict Minerals Position Statement.

A cross-functional team of representatives from various departments of the Company, including Global Procurement, Global Quality and Regulatory Compliance, Information Technology, Finance, and Legal, supports the Company’s commitment to ethical sourcing of 3TGs and compliance with Mattel’s Conflict Minerals Position Statement and applicable laws.

Mattel also engaged an independent third-party consultant (the “Consultant”) to assist with the Company’s 2021 RCOI and the implementation of a supply chain due diligence plan using tools developed by the Consultant as well as the Responsible Mineral Initiative’s (“RMI”) Conflict Minerals Reporting Template (the “Template”). The Consultant also provided training for members of Mattel’s Conflict Minerals cross-functional team.

Mattel is a downstream consumer of 3TGs and does not purchase raw minerals directly from any mines, smelters, or refiners or any of the Covered Countries. In furtherance of Mattel’s long-standing commitment to ethical sourcing and compliance with national and international laws, Mattel has actively engaged its suppliers and asked for their cooperation in conducting the necessary due diligence related to Conflict Minerals. Mattel’s position on Conflict Minerals has been communicated throughout its supply chain.

Step Two: Identify and Assess Risks in the Supply Chain

With the assistance of the Consultant, Mattel identified and assessed risks in its supply chain by identifying “at-risk” suppliers that may provide Mattel with necessary Conflict Minerals, surveying such “at-risk” suppliers using the Template, and reviewing the responses provided by such suppliers.

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Mattel identified suppliers that provide the Company with components that contain 3TGs and/or electronic parts as “at-risk” suppliers. The resulting list contained 49 such “at-risk” suppliers. The Company then surveyed the 49 “at-risk” suppliers using the Template to collect information regarding the presence and sourcing of 3TGs used in the products supplied to the Company. Following the initial request to complete the Template, reminder emails were sent to each non-responsive supplier requesting completion and return of the Template. The information provided by the suppliers in response to the Template was collected and stored using an online platform provided by the Consultant. In addition, suppliers who had conducted their own RCOI through the use of the Template were asked to provide their completed reports to Mattel.

The Consultant assessed the information received from the suppliers. This assessment included a review of the information provided by suppliers for completion, consistency, plausibility, and conformity to the expectations established in Mattel’s Conflict Minerals Position Statement. The Consultant also compared the lists of smelters and refiners provided by suppliers against the list of known 3TG processing facilities worldwide published by the Department of Commerce, as well as the lists of compliant smelters and refiners published by RMI’s Responsible Minerals Assurance Process, the London Bullion Market Association Good Delivery program, and the Responsible Jewellery Council Chain-of-Custody Certification program.

If a smelter or refiner was not certified through the use of these lists, the Consultant attempted to contact the smelter or refiner up to three times to gain more information concerning its sourcing practices and whether it utilized internal due diligence procedures or other processes to track the chain-of-custody from the source of its mineral ores. The Consultant also conducted internet research to locate outside sources of information regarding the smelter or refiner’s sourcing practices.

Step Three: Design and Implement a Strategy to Respond to Identified Risks

If Mattel becomes aware of a supplier whose supply chain includes 3TGs that are not conflict-free, the Company will take appropriate actions to remedy the situation in a timely manner. These actions could include reassessment of the supplier relationship, including but not limited to, discontinuance of purchasing any products from such supplier and/or terminating supplier agreements with such supplier. Mattel advises suppliers to take similar measures with their own sub-suppliers to ensure alignment and traceability throughout the supply chain and back to the smelter.

Step Four: Support the Development and Implementation of Independent Third-Party Audits

As discussed above, Mattel does not have direct relationships with smelters or refiners, and it does not perform direct audits of these entities’ supply chains for Conflict Minerals. Mattel supports multi-stakeholder efforts and industry-wide collaboration focused on procuring conflict-free minerals, including the development and implementation of independent third-party audits of smelters’ and refiners’ sourcing by such stakeholders.

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Step Five: Report on Supply Chain Due Diligence

As indicated in the Form SD, this Report is publicly available at http://corporate.mattel.com/about-us/2021MattelConflictMineralsReport.pdf. Mattel’s Conflict Minerals Position Statement is also publicly available at
https://corporate.mattel.com/content/dam/corp-site/responsible-supply-chain/Commitment%20to%20Responsible%20Sourcing.pdf.

III.	Due Diligence Results

For the period covered by this Report, based on the due diligence measures described in this Report, Mattel does not have conclusive information regarding conflict status, the country of origin of, or facilities used to process, the necessary Conflict Minerals in the Company’s products. Mattel’s efforts to determine the mine or location of origin of the necessary Conflict Minerals in the products covered by this Report with the greatest possible specificity consisted of the due diligence measures described in this Report. Attachment A to this Report includes lists of the facilities that the surveyed suppliers reported as being in their supply chains, along with the corresponding metal processed at a particular facility, the processed metal’s country of origin and the particular facility’s independent third-party audit certification status.

IV.	Future Steps to Mitigate Risk

Mattel will continue its efforts to improve its due diligence to further mitigate the risk that the necessary Conflict Minerals in its products could benefit armed groups in the Covered Countries by:

•	Further engaging with suppliers that provided incomplete or uncertain information or did not respond to the supplier survey;

•

Encouraging suppliers to use certified compliant sources of Conflict Minerals, or engaging with suppliers believed to be supplying Conflict Minerals from sources that may support conflict in a Covered Country to establish an alternative source of Conflict Minerals;

•	Continuing supplier consolidation efforts with the aim to reduce the number of our current suppliers in order to make our supply chain more transparent and easier to conduct due diligence on;

•	Providing training and clear communications to suppliers to help clearly identify chain of custody and explanation of the Template to ensure supplier’s ability to complete their input accurately; and

•	Periodically reviewing, and updating as necessary, Mattel’s Conflict Minerals Position Statement.

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ATTACHMENT A

For each of the lists below, smelters and refiners marked “*” have been certified as compliant with an independent third-party audit program. The following is a list of the smelters and refiners reported by Mattel’s suppliers as being in their supply chain with indications of Covered Country sourcing or unknown sourcing:

Metal	Smelter/Refiner	Mine Countries of Origin
Gold	Almalyk Mining and Metallurgical Complex (AMMC)*	DRC- Congo (Kinshasa), Zambia

Gold	Asaka Riken Co., Ltd.*	Burundi, Rwanda

Gold	CCR Refinery - Glencore Canada Corporation*	DRC- Congo (Kinshasa),

Gold	Jiangxi Copper Co., Ltd.*	Rwanda

Gold	Mitsubishi Materials Corporation*	Congo (Brazzaville), Tanzania

Gold	Nihon Material Co., Ltd.*	DRC- Congo (Kinshasa), Rwanda

Gold	Prioksky Plant of Non-Ferrous Metals*	Rwanda

Gold	Rand Refinery (Pty) Ltd.*	DRC- Congo (Kinshasa), Tanzania

Gold	Samduck Precious Metals*	Rwanda

Tantalum	AMG Brasil*	DRC- Congo (Kinshasa)

Tantalum	Changsha South Tantalum Niobium Co., Ltd.*	DRC- Congo (Kinshasa)

Tantalum	F&X Electro-Materials Ltd.*	Angola, Burundi, Central African Republic, Congo (Brazzaville), DRC- Congo (Kinshasa) Rwanda, South Sudan, Tanzania, Uganda Zambia

Tantalum	Global Advanced Metals Aizu*	Angola, Burundi, Central African Republic, Congo (Brazzaville), DRC- Congo (Kinshasa) Rwanda, South Sudan, Tanzania, Uganda Zambia

Tantalum	Global Advanced Metals Boyertown*	Angola, Burundi, Central African Republic, Congo (Brazzaville), DRC- Congo (Kinshasa), Mozambique, Rwanda, South Sudan, Tanzania, Uganda Zambia

Tantalum	H.C. Starck Hermsdorf GmbH*	Burundi, Congo (Brazzaville), Rwanda

Tantalum	H.C. Starck Inc.*	Burundi, DRC- Congo (Kinshasa), Rwanda

Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd. *	Angola, Burundi, Central African Republic, Congo (Brazzaville), DRC- Congo (Kinshasa), Rwanda, South Sudan, Tanzania, Uganda, Zambia

Tantalum	Jiujiang Tanbre Co., Ltd.*	Angola, Burundi, Central African Republic, Congo (Brazzaville), DRC- Congo (Kinshasa), Rwanda, South Sudan, Tanzania, Uganda, Zambia

Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.*	DRC- Congo (Kinshasa)

Tantalum	KEMET Blue Metals*	Angola, Burundi, Central African Republic, Congo (Brazzaville), DRC- Congo (Kinshasa), Rwanda, South Sudan, Tanzania, Uganda, Zambia

Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.*	Angola, Burundi, Central African Republic, Congo (Brazzaville), DRC- Congo (Kinshasa), Rwanda, South Sudan, Tanzania, Uganda, Zambia

Tantalum	Taki Chemical Co., Ltd.*	Angola, Burundi, Central African Republic, Congo (Brazzaville), DRC- Congo (Kinshasa) Rwanda, South Sudan, Tanzania, Uganda, Zambia

Tantalum	TANIOBIS Co., Ltd.*	Angola, Burundi, Central African Republic, Congo (Brazzaville), DRC- Congo (Kinshasa) Rwanda, South Sudan, Tanzania, Uganda, Zambia

Tantalum	TANIOBIS GmbH*	Angola, Burundi, Central African Republic, Congo (Brazzaville), DRC- Congo (Kinshasa) Rwanda, South Sudan, Tanzania, Uganda, Zambia

Tantalum	TANIOBIS Japan Co., Ltd.*	Rwanda

Tantalum	TANIOBIS Smelting GmbH & Co. KG*	Burundi, Congo (Brazzaville), DRC- Congo (Kinshasa), Rwanda

Tantalum	Ulba Metallurgical Plant JSC*	Angola, Burundi, Central African Republic, Congo (Brazzaville), DRC- Congo (Kinshasa) Rwanda, South Sudan, Tanzania, Uganda, Zambia

Tin	EM Vinto*	Congo (Brazzaville), DRC- Congo (Kinshasa)

Tin	Magnu’s Minerais Metais e Ligas Ltda.*	DRC- Congo (Kinshasa)

Tin	Malaysia Smelting Corporation* (MSC)	Angola, Burundi, Central African Republic, Congo (Brazzaville), DRC- Congo (Kinshasa), South Sudan, Tanzania, Uganda, Zambia

Tin	Metallo Belgium N.V.*	DRC- Congo (Kinshasa)

Tin	Operaciones Metalurgicas S.A.*	DRC- Congo (Kinshasa)

Tin	PT Stanindo Inti Perkasa*	DRC- Congo (Kinshasa)

Tin	Thaisarco*	Angola, Burundi, Central African Republic, Congo (Brazzaville), DRC- Congo (Kinshasa) Rwanda, South Sudan, Tanzania Uganda Zambia

Tungsten	A.L.M.T. TUNGSTEN Corp.*	Burundi, DRC- Congo (Kinshasa), Rwanda

Tungsten	Asia Tungsten Products Vietnam Ltd.*	Angola, Burundi, Central African Republic, Congo (Brazzaville), Rwanda, South Sudan, Tanzania, Uganda, Zambia

Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.*	DRC- Congo (Kinshasa)

Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.*	Rwanda

Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.*	DRC- Congo (Kinshasa)

Tungsten	H.C. Starck Tungsten GmbH*	Rwanda

Tungsten	Hydrometallurg, JSC*	DRC- Congo (Kinshasa)

Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.*	DRC- Congo (Kinshasa)

Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.*	Burundi, Rwanda

Tungsten	Xiamen Tungsten Co., Ltd.*	DRC- Congo (Kinshasa), Rwanda

The following is a list of smelters and refiners reported by Mattel’s suppliers as being in their supply chain with indications of sourcing from OECD Level 2 countries (i.e., those low to medium risk countries with known or plausible involvement in the smuggling, export, or transit of minerals out of conflict affected regions):

Metal	Smelter/Refiner	Mine Countries of Origin
Gold	AngloGold Ashanti Corrego do Sitio Mineracao*	South Africa

Gold	Argor-Heraeus S.A.*	South Africa

Gold	Asaka Riken Co., Ltd.*	Mozambique

Gold	DSC* (Do Sung Corporation)	South Africa

Gold	Eco-System Recycling Co., Ltd. East Plant*	Mozambique

Gold	Emirates Gold DMCC*	United Arab Emirates

Gold	Gold Refinery of Zijin Mining Group Co., Ltd.*	Mozambique

Gold	Heimerle + Meule GmbH*	Mozambique, South Africa

Gold	Heraeus Metals Hong Kong Ltd.*	Mozambique, South Africa

Gold	LS-NIKKO Copper Inc.*	South Africa

Gold	Metalor Technologies (Suzhou) Ltd.*	South Africa

Gold	Mitsubishi Materials Corporation*	Mozambique

Gold	Nadir Metal Rafineri San. Ve Tic. A.S.*	United Arab Emirates

Gold	Nihon Material Co., Ltd.*	Mozambique

Gold	Ohura Precious Metal Industry Co., Ltd.*	South Africa

Gold	PAMP S.A.*	South Africa

Gold	Prioksky Plant of Non-Ferrous Metals*	Mozambique

Gold	PX Precinox S.A.*	Mozambique

Gold	Rand Refinery (Pty) Ltd.*	Mozambique, South Africa

Gold	Samduck Precious Metals*	Mozambique

Gold	Tanaka Kikinzoku Kogyo K.K.*	South Africa

Gold	Yamakin Co., Ltd.8*	Mozambique

Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation*	Mozambique

Tantalum	Changsha South Tantalum Niobium Co., Ltd.*	Mozambique

Tantalum	Exotech Inc.*	Mozambique

Tantalum	Global Advanced Metals Boyertown*	Mozambique

Tantalum	H.C. Starck Hermsdorf GmbH*	Mozambique

Tantalum	H.C. Starck Inc.*	Mozambique

Tantalum	Jiujiang Tanbre Co., Ltd.*	Kenya, Mozambique, South Africa

Tantalum	KEMET Blue Metals*	Mozambique, South Africa

Tantalum	Metallurgical Products India Pvt., Ltd.*	Kenya, Mozambique, South Africa

Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.*	Mozambique

Tantalum	TANIOBIS Co., Ltd.*	Kenya, Mozambique, South Africa

Tantalum	TANIOBIS GmbH*	Mozambique

Tantalum	TANIOBIS Japan Co., Ltd.*	Mozambique

Tantalum	TANIOBIS Smelting GmbH & Co. KG*	Mozambique

Tantalum	Ulba Metallurgical Plant JSC*	Mozambique

Tin	PT Stanindo Inti Perkasa*	Mozambique

Tin	Malaysia Smelting Corporation (MSC)*	Kenya, Mozambique, South Africa

Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.*	Mozambique

Tungsten	H.C. Starck Tungsten GmbH*	Mozambique

Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.*	Mozambique

Tungsten	Kennametal Huntsville*	South Africa

The following is a list of smelters and refiners reported by Mattel’s suppliers as being in their supply chain with indications of sourcing from OECD Level 1 countries (i.e., those little to no risk countries with known active metal production but that are not identified as conflict regions or plausible areas of smuggling, export or transit of minerals out of conflict affected regions):

Metal	Smelter/Refiner	Mine Countries of Origin
Gold	8853 S.P.A.*	Italy

Gold	Advanced Chemical Company*	Indonesia, Peru, United States

Gold	Aida Chemical Industries Co., Ltd.*	Bolivia, Canada, Japan, Peru, Portugal, Spain

Gold	Allgemeine Gold-und Silberscheideanstalt A.G.*	Brazil, China, Germany, Japan, Laos, Nigeria, Philippines, Sierra Leone, Thailand

Gold	Almalyk Mining and Metallurgical Complex *(AMMC)	Argentina, Australia, Brazil, Canada, Chile, China, Germany, Japan, Mexico, Peru, Switzerland, United States, Uzbekistan

Gold	AngloGold Ashanti Corrego do Sitio Mineracao*	Australia, Brazil

Gold	Argor-Heraeus S.A.*	Argentina, Chile, China, Hong Kong, Indonesia, Philippines, Singapore, Switzerland

Gold	Asahi Pretec Corp.*	Argentina, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Gold	Asahi Refining Canada Ltd.*	Australia, Canada, Japan

Gold	Asahi Refining USA Inc.*	Australia, Bermuda, Canada, Chile, China, Hong Kong, Indonesia, Malaysia, Peru, United States, Uzbekistan

Gold	Asaka Riken Co., Ltd.*	Armenia, Japan, Mexico, Niger, Nigeria

Gold	Aurubis AG*	Brazil, Canada, China, Germany, Hong Kong, Indonesia, Japan, United States

Gold	Bangko Sentral ng Pilipinas* (Central Bank of the Philippines)	Brazil, Canada, China, Indonesia, Italy, Philippines

Gold	Boliden AB*	Canada, China, Finland, Indonesia, Ireland, Sweden

Gold	C. Hafner GmbH + Co. KG*	Australia, Brazil, Chile, China, Germany, Japan, Peru

Gold	CCR Refinery - Glencore Canada Corporation*	Argentina, Australia, Canada, Chile, China, Germany, Indonesia, Japan, Peru, Switzerland, United States

Gold	Cendres + Metaux S.A.*	Australia, Germany, Switzerland

Gold	Chimet S.p.A.*	Australia, Italy, Mexico, Turkey

Gold	Chugai Mining*	Australia, Canada, Chile, Indonesia, Japan, Peru, United States

Gold	DODUCO Contacts and Refining GmbH*	Australia, Canada, Chile, China, Germany, Hong Kong, Japan, Peru, United States

Gold	Dowa*	Argentina, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Gold	DSC *(Do Sung Corporation)	Australia, Brazil, Republic of Korea

Gold	Eco-System Recycling Co., Ltd. East Plant*	Australia, Bolivia, Canada, Indonesia, Japan

Gold	Geib Refining Corporation*	China, United States

Gold	Gold Refinery of Zijin Mining Group Co., Ltd.*	Australia, Bolivia, Brazil, Canada, China, Indonesia, Japan, Kyrgyzstan, Malaysia, Mongolia, Papua New Guinea, Peru, Poland, Russian Federation, Tajikistan

Gold	Heimerle + Meule GmbH*	Australia, Austria, Canada, China, Germany, Hong Kong, Jersey, Malaysia, Mexico, Mongolia, Philippines

Gold	Heraeus Metals Hong Kong Ltd.*	Australia, Canada, China, France, Germany, Hong Kong, Japan, Laos, Laos, Malaysia, Peru, Philippines, Singapore, Switzerland, Taiwan, Thailand, Vietnam

Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.*	China, Mexico, Mongolia

Gold	Ishifuku Metal Industry Co., Ltd.*	Australia, Canada, China, Japan, United States

Gold	Istanbul Gold Refinery*	Turkey

Gold	Japan Mint*	Australia, Italy, Japan, Mexico

Gold	Jiangxi Copper Co., Ltd.*	Chile, China, Japan, United States

Gold	JSC Uralelectromed*	Australia, Brazil, Russian Federation, Switzerland, Taiwan

Gold	JX Nippon Mining & Metals Co., Ltd.*	Chile, Indonesia, Saudi Arabia, Taiwan, United Kingdom

Gold	Kazzinc*	Australia, China, Japan, Kazakhstan, Peru, Switzerland, Taiwan

Gold	Kennecott Utah Copper LLC*	China, United States

	KGHM Polska Miedz Spolka Akcyjna*	Chile

Gold	Kojima Chemicals Co., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Gold	Kyrgyzaltyn JSC*	Australia, Brazil, Kyrgyzstan

Gold	LS-NIKKO Copper Inc.*	Australia, Brazil, Chile, China, Hong Kong, India, Indonesia, Japan, Kazakhstan, Republic of Korea, Mexico, Peru, Singapore, United States

Gold	Materion*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Gold	Matsuda Sangyo Co., Ltd.*	Australia, Canada, China, Hong Kong, Indonesia, Japan, United Kingdom, United States

Gold	Metalor Technologies (Hong Kong) Ltd.*	Australia, China, Hong Kong, Japan, Peru, Switzerland, United States

Gold	Metalor Technologies (Singapore) Pte., Ltd.*	China, Singapore, Switzerland

Gold	Metalor Technologies S.A.*	Belgium, Canada, China, Hong Kong, Indonesia, Ivory Coast, Sweden, Switzerland, United Kingdom, United States

Gold	Metalor USA Refining Corporation*	Canada, China, Mexico, Switzerland, United States

Gold	Metalurgica Met-Mex Penoles S.A. De C.V.*	China, Mexico

Gold	Mitsubishi Materials Corporation*	Austria, Canada, Chile, Hong Kong, Japan, Mongolia, Papua New Guinea, United Kingdom

Gold	Mitsui Mining and Smelting Co., Ltd.*	Australia, Canada, China, Japan

Gold	MMTC-PAMP India Pvt., Ltd.*	India, United States

Gold	Moscow Special Alloys Processing Plant*	Bolivia, China, Russian Federation

Gold	Nadir Metal Rafineri San. Ve Tic. A.S.*	Saudi Arabia, Turkey

Gold	Navoi Mining and Metallurgical Combinat	China, Indonesia, United States, Uzbekistan

Gold	Nihon Material Co., Ltd.*	Australia, Bolivia, Brazil, Canada, Chile, China, Indonesia, Japan, Malaysia, Niger, Nigeria, Peru, Portugal, Spain, Switzerland, Thailand

Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH*	Austria, Indonesia

Gold	Ohura Precious Metal Industry Co., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Gold	OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” *(OJSC Krastsvetmet)	Russian Federation

Gold	OJSC Novosibirsk Refinery*	Bolivia, Brazil, Canada, China, Italy, Malaysia, Peru, Philippines, Russian Federation, Switzerland

Gold	PAMP S.A.*	Australia, Canada, China, Hong Kong, Indonesia, Japan, Mexico, Switzerland, United Kingdom, United States

Gold	Prioksky Plant of Non-Ferrous Metals*	Australia, Bolivia, Brazil, Canada, China, Ethiopia, Germany, India, Japan, Namibia, Russian Federation, Russian Federation, Sierra Leone, Zimbabwe

Gold	PT Aneka Tambang (Persero) Tbk*	Australia, Bolivia, Brazil, Canada, Chile, Ethiopia, Germany, Indonesia, Malaysia, Peru, Switzerland

Gold	PX Precinox S.A.*	Australia, Canada, Switzerland

Gold	Rand Refinery (Pty) Ltd.*	Australia, Austria, Canada, China, Germany, Ghana, Guinea, Hong Kong, Jersey, Malaysia, Mali, Namibia, Papua New Guinea, Philippines, Switzerland

Gold	Royal Canadian Mint*	Canada, Chile, Germany, Guyana, Japan, Mexico, Peru, Suriname, Switzerland, United States

Gold	Safimet S.P.A*	Italy

Gold	SAFINA A.S.	Czech Republic

Gold	Samduck Precious Metals*	Australia, Bolivia, Brazil, Canada, China, Ethiopia, Germany, India, Japan, Republic of Korea, Namibia, Sierra Leone, Thailand, United States, Zimbabwe

Gold	SAXONIA Edelmetalle GmbH*	Germany

Gold	SEMPSA Joyeria Plateria S.A.*	Spain

Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.*	China, Japan, United States

Gold	Singway Technology Co., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Gold	SOE Shyolkovsky Factory of Secondary Precious Metals*	Germany, Russian Federation, Taiwan

Gold	Solar Applied Materials Technology Corp.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Gold	Sumitomo Metal Mining Co., Ltd.*	Australia, Chile, Indonesia, Japan, Philippines, United States

Gold	T.C.A S.p.A*	Italy

Gold	Tanaka Kikinzoku Kogyo K.K.*	Australia, Belgium, Bolivia, Canada, Chile, China, Hong Kong, Indonesia, Japan, Malaysia, Mexico, Singapore, Switzerland, United Kingdom, United States, Uzbekistan

Gold	The Refinery of Shandong Gold Mining Co., Ltd.*	China, Peru

Gold	Tokuriki Honten Co., Ltd.*	Australia, Canada, Chile, China, Hong Kong, Japan, Peru, United States

Gold	Torecom*	Bolivia, Brazil, Chile, China, Indonesia, Republic of Korea, Mexico, Russian Federation

Gold	Umicore Precious Metals Thailand*	China, Peru, Thailand, United States

Gold	Umicore S.A. Business Unit Precious Metals Refining*	Bolivia, Canada, China, Japan

Gold	United Precious Metal Refining, Inc.*	Australia, Belgium, Bolivia, Canada, China, Indonesia, Japan, Peru, Russian Federation, Switzerland, Thailand, United States

Gold	Valcambi S.A.*	Australia, China, Germany, Hong Kong, Japan, Switzerland, Taiwan

Gold	Western Australian Mint* (T/a The Perth Mint)	Australia, Australia, Bolivia, Chile, China, Guinea, Hong Kong, Republic of Korea, Papua New Guinea, Peru

Gold	WIELAND Edelmetalle GmbH*	Germany

Gold	Yamakin Co., Ltd.*	Australia, Brazil, Canada, China, Japan, United States

Gold	Yokohama Metal Co., Ltd.*	Brazil, China, Japan, Malaysia, Spain

Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation*	Australia, Canada, China, Ethiopia, Germany, Laos, Mongolia, Philippines, Switzerland, Thailand

Tantalum	AMG Brasil*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tantalum	Changsha South Tantalum Niobium Co., Ltd.*	Australia, Brazil, Canada, China, Russian Federation, Thailand

Tantalum	D Block Metals, LLC*	United States

Tantalum	Exotech Inc.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tantalum	F&X Electro-Materials Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tantalum	FIR Metals & Resource Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian

Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tantalum	Global Advanced Metals Aizu*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tantalum	Global Advanced Metals Boyertown*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tantalum	Guangdong Zhiyuan New Material Co., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tantalum	H.C. Starck Hermsdorf GmbH*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tantalum	H.C. Starck Inc.*	Australia, Bolivia, Brazil, Canada, China, Ethiopia, Germany, India, Japan, Namibia, Nigeria, Sierra Leone, United States, Zimbabwe

Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tantalum	Jiujiang Tanbre Co., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian

Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tantalum	KEMET Blue Metals*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tantalum	Metallurgical Products India Pvt., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tantalum	Mineracao Taboca S.A.*	Brazil

Tantalum	Mitsui Mining and Smelting Co., Ltd.*	Australia, Brazil, Chile, Chile, Japan, Malaysia, United Kingdom

Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tantalum	NPM Silmet AS*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tantalum	QuantumClean*	Brazil, Poland, United States

Tantalum	Solikamsk Magnesium Works OAO*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tantalum	Taki Chemical Co., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands,

Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tantalum	TANIOBIS Co., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tantalum	TANIOBIS GmbH*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tantalum	TANIOBIS Japan Co., Ltd.*	Brazil, Canada, Germany, Japan, Namibia

Tantalum	TANIOBIS Smelting GmbH & Co. KG*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tantalum	Telex Metals*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tantalum	Ulba Metallurgical Plant JSC*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian

Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tantalum	XinXing Haorong Electronic Material Co., Ltd.*	China

Tantalum	Yanling Jincheng Tantalum & Niobium Co., Ltd.*	China, Peru, Russian Federation

Tin	Alpha*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.*	China

Tin	China Tin Group Co., Ltd.*	China, Indonesia, Mexico, Russian Federation, Switzerland, United States

Tin	EM Vinto*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	Fenix Metals*	Australia, Bolivia, Brazil, China, Indonesia, Kazakhstan, Peru, Poland

Tin	Gejiu Kai Meng Industry and Trade LLC*	China

Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.*	China

Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	Brazil, China, Indonesia

Tin	Jiangxi New Nanshan Technology Ltd.*	Bolivia, China, Portugal, Russian Federation

Tin	Magnu’s Minerais Metais e Ligas Ltda.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	Malaysia Smelting Corporation*(MSC)	Argentina, Australia, Austria, Belgium, Cambodia, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Russian Federation, Sierra Leone, Singapore, Slovakia, Taiwan, United Kingdom, United States, Vietnam, Zimbabwe

Tin	Melt Metais e Ligas S.A.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	Metallic Resources, Inc.*	United States

Tin	Metallo Belgium N.V.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	Metallo Spain S.L.U.*	Spain

Tin	Mineracao Taboca S.A.*	Brazil, Thailand

Tin	Minsur*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	Mitsubishi Materials Corporation*	Canada, Indonesia, Japan, Papua New Guinea

Tin	O.M. Manufacturing (Thailand) Co., Ltd.*	China, Netherlands, Philippines, Thailand

Tin	O.M. Manufacturing Philippines, Inc.*	Bolivia, Brazil, Canada, China, Japan, Malaysia, Peru, Philippines

Tin	Operaciones Metalurgicas S.A.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	PT Artha Cipta Langgeng*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	PT ATD Makmur Mandiri Jaya*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	PT Babel Inti Perkasa*	Zimbabwe

Tin	PT Babel Surya Alam Lestari*	China

Tin	PT Mitra Stania Prima*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	PT Prima Timah Tbk Kundur*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	PT Refined Bangka Tin*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian

Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	PT Stanindo Inti Perkasa*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	PT Timah Tbk Kundur*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	PT Timah Tbk Mentok*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	PT Tinindo Inter Nusa*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	Rui Da Hung*	Brazil, China, Japan, Taiwan

Tin	Soft Metais Ltda.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands,

Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	Thaisarco*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	White Solder Metalurgia e Mineracao Ltda.*	Brazil, China, Germany, Peru, Thailand

Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.*	China, Singapore

Tin	Yunnan Tin Company Limited*	Australia, Australia, Belgium, Bolivia, Brazil, Canada, China, China, Ethiopia, Germany, Hong Kong, Indonesia, Malaysia, Myanmar, Peru, United States

Tungsten	A.L.M.T. TUNGSTEN Corp.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tungsten	Asia Tungsten Products Vietnam Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian

Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tungsten	Global Tungsten & Powders Corp.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tungsten	Guangdong Xianglu Tungsten Co., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tungsten	H.C. Starck Tungsten GmbH*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tungsten	Hunan Chenzhou Mining Co., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian

Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tungsten	Hydrometallurg, JSC*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tungsten	Japan New Metals Co., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory

Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.*	China

Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.*	China, Republic of Korea

Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.*	Australia, Bolivia, Brazil, Canada, China, Indonesia, Malaysia, Peru, Russian Federation

Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.*	Argentina, Australia, Brazil, Canada, Chile, China, Guinea, Japan, Mexico, Papua New Guinea, Peru, Singapore, United States

Tungsten	Kennametal Fallon*	Bolivia, China, Portugal, Russian Federation, United States, Vietnam

Tungsten	Kennametal Huntsville*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tungsten	Malipo Haiyu Tungsten Co., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tungsten	Masan Tungsten Chemical LLC*(MTC)	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian

Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tungsten	Niagara Refining LLC*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tungsten	Wolfram Bergbau und Hutten AG*	Australia, Austria, China

Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.*	Australia, Bolivia, Brazil, Canada, China, Malaysia, Mexico, Niger, Nigeria, Russian Federation, Spain, Thailand

Tungsten	Xiamen Tungsten Co., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe